UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                               -----------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 2, 2007
                Date of Report (Date of earliest event reported)

                               -----------------

                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               -----------------


             NEVADA                000-32877               04-3562325
  (State or Other Jurisdiction    (Commission            (IRS Employer
        of Incorporation)         File Number)         Identification No.)


                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Other Events

Item 8.01  Other Events.

On August 3, 2007, Pro-Pharmaceuticals, Inc. announced it has retained Camargo Pharmaceutical Services, LLC to provide strategic regulatory support for the Company's 505(b)(2) filings. A copy of the news release is furnished as Exhibit
99.1 to this report and is incorporated herein by reference. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit Number 99.1

Description

News release dated August 3, 2007 announcing Pro-Pharmaceuticals, Inc. has retained Camargo Pharmaceutical Services, LLC to provide strategic regulatory support for the Company's 505(b)(2) filings.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PRO-PHARMACEUTICALS, INC.

                                           By:   /s/ David Platt
                                                 -------------------------------
                                                 David Platt
                                                 Chief Executive Officer

Date: August 3, 2007

                                  EXHIBIT INDEX


Exhibit
Number     Exhibit
-------    ---------------------------------------------------------------------
99.1       News release dated August 3, 2007, reporting a consulting agreement.